American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

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VP BALANCED FUND

Supplement dated March 14, 2008 * Prospectus dated May 1, 2007

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGES 10-11.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage the fund. In the case of VP Balanced, the fund's equity and fixed-income teams function in different ways. Those differences are described below. The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

Equity Portion of VP Balanced

The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund's investment objective and strategy.

WILLIAM MARTIN

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since May 1992. He joined American
Century in 1989 and became a portfolio manager in April 1991. He has a bachelor's degree in economics from the University of Illinois and is a CFA charterholder.

THOMAS P. VAIANA

Mr. Vaiana, Vice President and Portfolio Manager, has been a member of the team that manages the fund since February 2001. He joined American Century in
February 1997 and became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

FEI ZOU

Mr. Zou, Vice President, Portfolio Manager and Senior Quantitative Analyst, has
been a member of the team that manages the fund since he joined American Century in September 2000 as a quantitative analyst. He became a senior quantitative analyst in February 2003 and then became a portfolio manager in February 2004.
He has a master's degree in economics and a Ph.D. in finance from the University of Texas - Austin.

Fixed-Income Portion of VP Balanced

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Representatives of these teams serve on the firm's Macro Strategy Team, which is responsible for periodically adjusting the fixed-income portion of the fund's strategic investment parameters based on economic and market conditions. The lead portfolio managers for the fixed-income portion of the fund are responsible for security selection and portfolio construction for their portion within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for their portion of the fund.

JEFFREY L. HOUSTON (LEAD PORTFOLIO MANAGER)

Mr. Houston, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since June 1995. He joined American Century in
November 1990 and became a portfolio manager in 1994. He has a bachelor of arts in history and political science from the University of Delaware and an MPA from
Syracuse University. He is a CFA charterholder.

ALEJANDRO H. AGUILAR (LEAD PORTFOLIO MANAGER)

Mr. Aguilar, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since October 2003. He joined American Century in
October 2003 as a portfolio manager. Prior to joining American Century, he was an investment officer with CalPERS from July 2002 to September 2003 and director of portfolio management at TIAA-CREF from June 1994 to March 2002. He has a bachelor's degree in economics from the University of California - Berkeley and an MBA from the University of Michigan. He is a CFA charterholder.

BRIAN HOWELL (LEAD PORTFOLIO MANAGER)

Mr. Howell, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since January 1999. He joined American Century in
1987 and became a portfolio manager in January 1996. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California -
Berkeley.

JAMES E. PLATZ (LEAD PORTFOLIO MANAGER)

Mr. Platz, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since September 2007. He joined American Century in
October 2003 as a portfolio manager. Prior to joining American Century, he was a vice president, senior portfolio manager for Standish Mellon Asset Management, formerly Certus Asset Advisors, since August 1995. Mr. Platz received a MBA from the University of Southern California, and a bachelor's degree in history and political economies of industrial societies from the University of California,
Berkeley. He is a CFA charterholder.

JOHN F. WALSH (LEAD PORTFOLIO MANAGER)

Mr. Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since January 1999. He joined American Century in February
1996 and became a portfolio manager in September 1997. He has a bachelor's degree in marketing from Loyola Marymount University and an MBA in finance from
Creighton University.

DAN SHIFFMAN (LEAD PORTFOLIO MANAGER)

Mr. Shiffman, Vice President and Portfolio Manager, has been a member of the team that manages the fund since February 2006. He joined American Century in
May 2004. Prior to joining American Century, he was an investment officer at
CalPERS from August 1996 to April 2004. He has a bachelor's degree in social sciences from the University of California - Berkeley and an MBA from
Thunderbird, The Garvin School of International Management. He is a CFA
charterholder.

SETH B. PLUNKETT (LEAD PORTFOLIO MANAGER)

Mr. Plunkett, Portfolio Manager, has been a member of the team that manages the fund since February 2007. He joined American Century in 1999, became a portfolio trading associate in September 2000 and a fixed-income trader in February 2003.
He became a portfolio manager in March 2007. He has a bachelor of science in biology from George Mason University.

G. DAVID MACEWEN (MACRO STRATEGY TEAM REPRESENTATIVE)

Mr. MacEwen, Chief Investment Officer - Fixed Income, has been a member of the team that manages the fund since May 2001. He joined American Century in May
1991 as a portfolio manager. He has a bachelor's degree in economics from Boston
University and an MBA in finance from the University of Delaware.

ROBERT V. GAHAGAN (MACRO STRATEGY TEAM REPRESENTATIVE)

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since December 2001. He joined American
Century in 1983 and became a portfolio manager in January 1991. He has a bachelor's degree in economics and an MBA from the University of Missouri -
Kansas City.

The statement of additional information provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-59641 0803